                                                                    Exhibit 99.1


[LOGO]UBS Warburg                                         [LOGO] LEHMAN BROTHERS

                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C3
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C3

                                 $1,306,897,052
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE

                                [GRAPHIC OMITTED]

                    % OF INITIAL POOL BY CUT-OFF DATE BALANCE

                                 LEHMAN BROTHERS

MORGAN STANLEY DEAN WITTER                              DEUTSCHE BANC ALEX.BROWN


                                  Page 1 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                    LB-UBS Commercial Mortgage Trust 2000-C3
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2000-C3

  Credit
 Support
               ---------------------------------------------
  20.25%                  Class A-1
               -------------------------------
  20.25%                  Class A-2
               -------------------------------
  14.75%                   Class B
               -------------------------------
  11.00%                   Class C
               -------------------------------
   9.50%                   Class D
               -------------------------------
   8.50%                   Class E
               -------------------------------
   7.50%                   Class F
               -------------------------------
   6.60%                   Class G                Class X
               -------------------------------
   5.00%                   Class H
               -------------------------------
   3.75%                   Class J
               -------------------------------
   3.00%                   Class K
               -------------------------------
   2.20%                   Class L
               -------------------------------
   1.30%                   Class M
               -------------------------------
   1.00%                   Class N
               -------------------------------
     N/A                   Class P
               ---------------------------------------------

===========================================================================================================
           Original Face       Ratings         Coupon     Initial Wtd Avg Life   Principal       Legal
 Class         Amount       (Moody's/Fitch) Description(1) Coupon  (years) (2)   Window(2)       Status
===========================================================================================================
  A-1      $  385,000,000      Aaa/AAA       Capped WAC              5.767     04/00 - 05/09         Public
---------------------------------------------------------------------------------------------------------------
  A-2         657,250,000      Aaa/AAA       Capped WAC              9.620     05/09 - 01/10         Public
---------------------------------------------------------------------------------------------------------------
   B           71,879,000       Aa2/AA       Capped WAC              9.825     01/10 - 01/10         Public
---------------------------------------------------------------------------------------------------------------
   C           49,009,000        A2/A        Capped WAC              9.848     01/10 - 02/10         Public
---------------------------------------------------------------------------------------------------------------
   D           19,603,000       A3/A-        Capped WAC              9.908     02/10 - 02/10         Public
---------------------------------------------------------------------------------------------------------------
   E           13,069,000     Baa1/BBB+      Capped WAC              9.908     02/10 - 02/10         Public
---------------------------------------------------------------------------------------------------------------
   F           13,069,000      Baa2/BBB      Capped WAC              9.908     02/10 - 02/10         Public
---------------------------------------------------------------------------------------------------------------
   G           11,762,000     Baa3/BBB-      Capped WAC              9.908     02/10 - 02/10         Public
---------------------------------------------------------------------------------------------------------------
   H           20,911,000        (6)         Capped WAC              9.908     02/10 - 02/10      Private 144A
---------------------------------------------------------------------------------------------------------------
   J           16,336,000        (6)         Capped WAC              9.908     02/10 - 02/10      Private 144A
---------------------------------------------------------------------------------------------------------------
   K            9,802,000        (6)         Capped WAC              9.951     02/10 - 03/10      Private 144A
---------------------------------------------------------------------------------------------------------------
   L           10,455,000        (6)         Capped WAC             10.046     03/10 - 04/10      Private 144A
---------------------------------------------------------------------------------------------------------------
   M           11,762,000        (6)         Capped WAC             10.367     04/10 - 09/11      Private 144A
---------------------------------------------------------------------------------------------------------------
   N            3,921,000        (6)         Capped WAC             12.927     09/11 - 06/14      Private 144A
---------------------------------------------------------------------------------------------------------------
   P           13,069,052        (6)         Capped WAC             17.457     06/14 - 03/20      Private 144A
---------------------------------------------------------------------------------------------------------------
   X        1,306,897,052(3)   Aaa/AAA        WAC I/O                8.626 (4) 04/00 - 03/20 (5)     Public
===============================================================================================================
 Total     $1,306,897,052         --             --         --        --            --               --
===============================================================================================================

(1) "Capped WAC" describes a variable coupon equal to the lesser of the initial coupon for the subject class and a weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(2) Expected assuming among other things, 0% CPR, no losses and that ARD loans pay off on their anticipated repayment date.
(3)   Represents notional amount on Class X.
(4)   Represents weighted average life of notional amount of Class X.
(5) Represents period over which the notional amount of the Class X Certificates will be reduced to zero.
(6)   Not offered hereby.


                                  Page 2 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

CERTAIN OFFERING POINTS

      o CMBS "E-BOND" OFFERING BY LEHMAN BROTHERS INC. This CMBS transaction will be offered by Lehman Brothers Inc. over the Internet. Subject to approval, investors will have access to the Internet site through Lehman Brothers' Client Access Site at: www.client.lehman.com. The Client Access Site will also allow investors to place orders over the Internet if they so desire. On the site, investors will be provided with: 1) General details of the offering (summary of terms, structural highlights, parties involved in the transaction, etc.),
            2) Informational materials such as the transaction summary book, structural and collateral term sheets and links to the Bloomberg slide show, 3) Preliminary/Final Prospectus Supplement and 4) Base Prospectus.

      o NEWLY ORIGINATED COLLATERAL. The collateral consists of 173 mortgage loans (the "Mortgage Loans") with a principal balance, as of March 11, 2000 (date used as the cut-off date for the purposes of presenting statistical information), of approximately $1.31 billion. All of the mortgage loans were originated by affiliates of Lehman Brothers Inc. as well as affiliates of UBS Principal Finance LLC, directly or through conduit correspondents.

      o CALL PROTECTION. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 3.2 years. Following their initial lockout periods, 140 Mortgage Loans prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of 2.5 months.

      o WEIGHTED AVERAGE REMAINING LOCK-OUT AND TREASURY DEFEASANCE(FOR DEFEASANCE LOANS ONLY) OF 9.3 YEARS.

      o     NO LOAN DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

      o     $7,554,318 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE.

      o 1.45x WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO ("DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE (EXCLUDING CTL LOANS).

      o 63.0% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE (EXCLUDING CTL LOANS BUT INCLUDING OTHER FULLY AMORTIZING LOANS).

      o 57.1% WEIGHTED AVERAGE LTV AT BALLOON (EXCLUDING CTL LOANS BUT INCLUDING OTHER FULLY AMORTIZING LOANS).

      o THE FOUR LARGEST LOANS CONTRIBUTED TO THE TRUST ARE: 1) Cherry Creek Mall with a 47.6% LTV and 1.71x DSCR, 2) Annapolis Mall with a 58.3% LTV and 1.50x DSCR, 3) Westfield Portfolio with a 43.0% LTV and 1.94x DSCR and 4) Sangertown Square with a 40.9% LTV and 1.76x DSCR.

      o PROPERTY TYPE DIVERSIFICATION (BY BALANCE). 50.9% Retail (33.1% Regional Mall, 14.2% Anchored, and 3.6% Unanchored), 21.9% Office, 14.0% Multifamily (includes Senior Housing), 4.3% Industrial/Warehouse, 2.9% Mobile Home Park, 2.4% Credit Tenant Lease ("CTL"), 2.0% Hotel (0.9% Full Service and 1.2% Limited Service), 1.1% Self Storage, and 0.5% Mixed Use.

      o GEOGRAPHIC DISTRIBUTION (BY BALANCE). The properties are distributed throughout 30 states. California (15.2%); New York (14.5%); Maryland (14.5%); Colorado (12.6%); Texas (7.7%); New Jersey (5.7%); Georgia
            (5.0%), Mississippi (3.1%), North Carolina (3.0%), all other states less than 3.0% each.

      o MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

      o     CASH FLOWS WILL BE MODELED ON BLOOMBERG.

      Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to aggregate mortgage pool balance as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-Off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the LOAN DID NOT HAVE ALLOCATED LOAN AMOUNTS.


                                  Page 3 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       PRIORITY AND TIMING OF CASH FLOWS*

                                [GRAPHIC OMITTED]

                         *Assuming 0% CPR and No Losses

RATING AGENCIES:    Moody's Investors Service, Inc. and Fitch IBCA, Inc.

TRUSTEE:            LaSalle Bank National Association

MASTER SERVICER:    First Union National Bank

SPECIAL SERVICER:   Lennar Partners, Inc.

CLOSING DATE:       Week of May 15, 2000

CUT-OFF DATE:       May 11, 2000. (Please note that although the actual Cut-Off
                    Date will be May 11, 2000, the statistical information with respect to the mortgage loans and the underlying properties is presented as if March 11, 2000 is the Cut-Off Date.
                    Therefore, the actual individual principal balances of any mortgage loans and the actual aggregate principal balances of any groups of mortgage loans identified in this term sheet will in each case on the closing date be less than the amounts shown here, reflecting the principal payments on such mortgage loans in April and May 2000.

ERISA: Classes A-1, A-2, and X are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions.

DETERMINATION DATE: 11th day of each month or, if such day is not a business day, then the following business day.

PAYMENT: Pays on 4th business day after Determination Date of each month, commencing in June 2000.

CLASS X: The Class X is comprised of multiple components, one relating to each class of Principal Balance Certificates.

OPTIONAL CALL:      1% Clean-up call.


                                  Page 4 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

MORTGAGE LOANS:     All of the mortgage loans were originated by UBS Principal
                    Finance LLC, affiliates of UBS Principal Finance LLC or
                    Lehman Brothers Inc. or by the approved conduit correspondents of those affiliates. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 8.336% and a weighted average remaining term to maturity
                    ("WAM") of 110 months (assuming that the ARD loans mature on their ARD date).
                    See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT: Credit enhancement for each class of Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:      Principal and interest payments will generally be made to
                    Certificateholders in the following order:

                        1)    Interest to the A Classes and X Class pro rata,
                        2) Principal up to the Principal Distribution Amount to the A-1 Class until such class is retired,*
                        3) After the A-1 Class is retired, Principal up to the Principal Distribution Amount to the Class A-2 until such Class is retired,*
                        4) Interest to Class B, then Principal up to the Principal Distribution Amount to Class B until such Class is retired,
                        5) Interest to Class C, then Principal up to the Principal Distribution Amount to Class C until such Class is retired,
                        6) Interest to Class D, then Principal up to the Principal Distribution Amount to Class D until such Class is retired,
                        7) Interest to Class E, then Principal up to the Principal Distribution Amount to Class E until such Class is retired,
                        8) Interest to Class F, then Principal up to the Principal Distribution Amount to Class F until such Class is retired,
                        9) Interest to Class G, then Principal up to the Principal Distribution Amount to Class G until such Class is retired
                        10) Interest and Principal up to the Principal Distribution Amount to the Private Classes, sequentially.

                    *A-1 and A-2 Classes are pro rata if Classes B through P are retired.

REALIZED LOSSES:    Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes P, N, M, L, K, J, H,
                    G, F, E, D, C and B, in that order). If Classes B through P have been retired by losses, Realized Losses shall be applied to the then existing A Classes pro-rata.

APPRAISAL REDUCTIONS: With respect to certain specially serviced Mortgage Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days delinquent, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                              Minimum           Increments
                Classes                     Denomination        Thereafter          Delivery
---------------------------------------------------------------------------------------------------
     A-1, A-2, B, C, D, E, F and G            $ 10,000              $1                 DTC
---------------------------------------------------------------------------------------------------
                   X                          $250,000              $1                 DTC


                                  Page 5 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT RESTRICTION*

===============================================================================================================
   Prepayment
   Restriction      3/00     3/01    3/02    3/03     3/04    3/05     3/06    3/07    3/08     3/09    3/10
---------------------------------------------------------------------------------------------------------------
 Lock-Out / Def.   100.0%   100.0%  100.0%   71.2%   69.3%    67.0%   67.1%    76.3%   76.3%   73.4%   100.0%
---------------------------------------------------------------------------------------------------------------
Yield Maintenance     -       -        -     28.8%   30.7%    32.5%   32.5%    23.7%   23.7%   23.7%      -
===============================================================================================================
    Sub Total:     100.0%   100.0%  100.0%  100.0%   100.0%   99.6%   99.6%   100.0%  100.0%   97.1%   100.0%
===============================================================================================================


% Prepayment Premium
===============================================================================================================
        5%            -       -        -       -       -        -       -        -       -       -        -
---------------------------------------------------------------------------------------------------------------
        4%            -       -        -       -       -        -       -        -       -       -        -
---------------------------------------------------------------------------------------------------------------
        3%            -       -        -       -       -        -       -        -       -       -        -
---------------------------------------------------------------------------------------------------------------
        2%            -       -        -       -       -      0.4%      -        -       -       -        -
---------------------------------------------------------------------------------------------------------------
        1%            -       -        -       -       -        -      0.4%      -       -       -        -
---------------------------------------------------------------------------------------------------------------
       Open           -       -        -       -       -        -       -        -       -      2.9%      -
===============================================================================================================
      Total:       100.0%   100.0%  100.0%  100.0%   100.0%  100.0%   100.0%  100.0%  100.0%   100.0%  100.0%
===============================================================================================================

      * % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):

         ==============================================================
           Open Period at End                           % of Initial
                of Loan*           Number of Loans      Pool Balance
         ==============================================================
                  None                    26                10.33%
         --------------------------------------------------------------
                1 Month                   28                 9.93
         --------------------------------------------------------------
                2 Months                  10                 8.22
         --------------------------------------------------------------
                3 Months                 100                69.07
         --------------------------------------------------------------
                4 Months                   1                 0.69
         --------------------------------------------------------------
                6 Months                   8                 1.76
         ==============================================================
                 Total:                  173               100.00%
         ==============================================================
      *     Weighted average open period at end of loan is 2.5 months.


                                  Page 6 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

CREDIT TENANT
LEASE LOANS:        Credit Tenant Lease Loans are secured by mortgages on
                    properties which are leased (each a "Credit Tenant Lease") to a tenant which possesses, or whose parent or other affiliate which guarantees the lease obligation possesses, the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                    The Credit Tenant Lease Loans generally provide that the tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:
                        (i) the Tenant is obligated to continue making payments;
                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or
                        (iii) the Trustee on behalf of the Certificateholders
                              will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                    Approximately 2.4% of the Mortgage Loans are Credit Tenant Lease Loans.

======================================================================================================
                                                                                            Credit
                                 Number      Cut-Off Date                  Credit Rating    Rating
     Tenant / Guarantor         Of Loans      Balance ($)    Lease Type(1)     (S&P)      (Moody's)
======================================================================================================
  Super Stop & Shop(2)             1           $14,300,000        NNN           A-            A3
------------------------------------------------------------------------------------------------------
  CVS                              4             8,502,001        NN             A            A3
------------------------------------------------------------------------------------------------------
  Bellsouth                        1             5,962,636       Bond           AAA          Aa2
------------------------------------------------------------------------------------------------------
  Walgreens                        1             3,226,473        NN           A+(3)         Aa3
======================================================================================================
  Total:                           7           $31,991,110        --            A+            A2
======================================================================================================

      (1) "Bond" means bondable lease, "NNN" means triple net lease and "NN" means double net lease.
      (2)   Ahold Guaranty.
      (3)   Issuer Credit Rating.

RESERVES:           The table below relates only to conventional conduit loans and excludes: (i) all CTL loans; and (ii) the four loans with Cut-Off Date Balances of more than $50 million that were originated by UBS Principal Finance's or Lehman's Large
                    Loan Program.

===================================================================================================
                                     % of Conduit Loans
                                      w/Annual Escrows      Current Balance      Annual Deposit
===================================================================================================
Replacement Reserves                        89.8%              $750,572             $3,235,566
---------------------------------------------------------------------------------------------------
Taxes                                       98.0%                 N/A              $13,311,062
---------------------------------------------------------------------------------------------------
Insurance                                   91.1%                 N/A               $1,939,629
---------------------------------------------------------------------------------------------------
T1 & LC Commercial                          73.3%             $2,517,266            $3,736,406
===================================================================================================

CASH MANAGEMENT:    Mortgage Loans representing 79.5% of the Initial Pool
                    Balance employ cash management systems.

              ====================================================
                                            Mortgage Pool
              ====================================================
              Springing Lockbox     49.7% of Initial Pool Balance
              ----------------------------------------------------
              Hard Lockbox          29.8% of Initial Pool Balance
              ====================================================


                                  Page 7 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SIGNIFICANT
MORTGAGE LOANS:     There are four loans with a Cut-Off Date principal balance in excess of $50 million. Each of the large loans has been bifurcated into an A Note and a B Note. The A Note has been deposited into the Trust and will pay principal and interest to the Trust, with the B Note, paying interest only until the A Note is retired. Each B Note or securities backed thereby will be rated investment grade by Fitch. The following table provides a summary of the four largest loans:

====================================================================================================================================
                            Property       # of     Cut-Off Date      % of               Term to    Amortization
   Cherry Creek Mall          Type         Prop.      Balance         Loan     Coupon      ARD         Term(2)       DSCR      LTV
====================================================================================================================================
                             Retail
        A Note           (Regional Mall)     1       $148,497,918    83.9%     7.680%    7 years     25 years(3)    1.71x     47.6%
------------------------------------------------------------------------------------------------------------------------------------
                             Retail
       B Note(1)         (Regional Mall)     1       $ 28,502,082    16.1%     7.680%    7 years     25 years(3)      -         -
====================================================================================================================================
        Total / Weighted Average:            1       $177,000,000    100.0%    7.680%    7 years     25 years(3)    1.47x     56.8%
====================================================================================================================================

====================================================================================================================================
                            Property       # of     Cut-Off Date      % of               Term to    Amortization
    Annapolis Mall            Type         Prop.      Balance         Loan     Coupon      ARD         Term(2)       DSCR      LTV
====================================================================================================================================
                             Retail
        A Note           (Regional Mall)     1       $123,031,572    85.4%     8.251%    10 years     30 years      1.50x   58.3%(4)
------------------------------------------------------------------------------------------------------------------------------------
                             Retail
       B Note(1)         (Regional Mall)     1       $ 21,099,647    14.6%     7.744%    10 years     30 years        -         -
====================================================================================================================================
        Total / Weighted Average:            1       $144,131,219    100.0%    8.177%    10 years     30 years      1.31x   68.2%(4)
====================================================================================================================================

====================================================================================================================================
                            Property       # of    Cut-Off Date       % of               Term to    Amortization
  Westfield Portfolio         Type         Prop.      Balance         Loan     Coupon      ARD         Term(2)       DSCR      LTV
====================================================================================================================================
                             Retail
        A Note           (Regional Mall)     2       $ 99,000,000    76.6%       TBD     10 years     30 years      1.94x     43.0%
------------------------------------------------------------------------------------------------------------------------------------
                             Retail
       B Note(1)         (Regional Mall)     2       $ 30,208,037    24.4%       TBD     10 years     30 years        -         -
====================================================================================================================================
        Total / Weighted Average:            2       $129,208,037    100.0%    8.177%    10 years     30 years      1.52x     56.1%
====================================================================================================================================

====================================================================================================================================
      Sangertown            Property       # of     Cut-Off Date      % of               Term to    Amortization
      Square Mall             Type         Prop.      Balance         Loan     Coupon      ARD         Term(2)       DSCR      LTV
====================================================================================================================================
                             Retail
        A Note           (Regional Mall)     1        $62,145,749    81.4%       TBD     10 years     30 years      1.76x     40.9%
------------------------------------------------------------------------------------------------------------------------------------
                             Retail
       B Note(1)         (Regional Mall)     1        $14,204,280    18.6%       TBD     10 years     30 years        -         -
====================================================================================================================================
        Total / Weighted Average:            1        $76,350,029    100.0%    8.820%    10 years     30 years      1.45x     50.2%
====================================================================================================================================

(1)   Privately placed.
(2)   Loan has a hyper-amortization feature after ARD.
(3) First five years interest only then 25 year amortization schedule thereafter.
(4) There is also additional collateral in the form of $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain considerations.


                                  Page 8 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

=========================================================================================================
                                          CHERRY CREEK MALL LOAN
=========================================================================================================
A Note Cut-Off Date Balance:  $148,497,918
---------------------------------------------------------------------------------------------------------
A Note Coupon:                7.680% (weighted average of A & B Note is 7.680%)
---------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:   August 11,2006
---------------------------------------------------------------------------------------------------------
Term to ARD:                  7 years
---------------------------------------------------------------------------------------------------------
Amortization:                 First five years interest only; 25 year schedule thereafter;
                              hyper-amortization commencing after the ARD
---------------------------------------------------------------------------------------------------------
Sponsor:                      Taubman Centers Inc.
---------------------------------------------------------------------------------------------------------
Anchors:                      Foley's, Lord & Taylor, Saks Fifth Avenue and Neiman Marcus
---------------------------------------------------------------------------------------------------------
Property:                     1,316,485 square foot, two-level enclosed regional mall
---------------------------------------------------------------------------------------------------------
Location:                     Denver, Colorado
---------------------------------------------------------------------------------------------------------
1999 In-Line Sales/SF:        $450
---------------------------------------------------------------------------------------------------------
In-Line Cost of Occupancy:    12.5%
---------------------------------------------------------------------------------------------------------
Occupancy:                    97.5%(1)
---------------------------------------------------------------------------------------------------------
Value:                        $311.8 million
---------------------------------------------------------------------------------------------------------
LTV (A Note):                 47.6%
---------------------------------------------------------------------------------------------------------
DSCR (A Note):                1.71x
---------------------------------------------------------------------------------------------------------
Reserves:                     Springing (if DSCR falls below 1.30x or an event of default occurs on combined A & B Notes, monthly reserve of real estate taxes, insurance, capital improvements, leasing commissions and ground lease payments)
---------------------------------------------------------------------------------------------------------
Lockbox:                      Borrower  has access to account until DSCR falls below 1.30x or an event of default occurs or ARD
=========================================================================================================

(1)   Based on 12/31/99 rent roll.

=========================================================================================================
                                           ANNAPOLIS MALL LOAN
=========================================================================================================
A Note Cut-Off Date Balance:  $123,031,572
---------------------------------------------------------------------------------------------------------
A Note Coupon:                8.251% (weighted average of A & B Note is 8.177%)
---------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:   December 11, 2009
---------------------------------------------------------------------------------------------------------
Term to ARD:                  10 years
---------------------------------------------------------------------------------------------------------
Amortization:                 30 years; hyper-amortization commencing after the ARD
---------------------------------------------------------------------------------------------------------
Sponsor:                      Westfield America, Inc.
---------------------------------------------------------------------------------------------------------
Anchors:                      Hecht's, Nordstrom, Lord & Taylor, JC Penney and Montgomery Ward
---------------------------------------------------------------------------------------------------------
Property:                     1,116,630 square foot regional shopping center
---------------------------------------------------------------------------------------------------------
Location:                     Annapolis, Maryland
---------------------------------------------------------------------------------------------------------
1999 In-Line Sales/SF:        $435
---------------------------------------------------------------------------------------------------------
In-Line Cost of Occupancy:    12.3%
---------------------------------------------------------------------------------------------------------
Occupancy:                    98.9%(1)
---------------------------------------------------------------------------------------------------------
Value:                        $211.2 million(2)
---------------------------------------------------------------------------------------------------------
LTV (A Note):                 58.3%
---------------------------------------------------------------------------------------------------------
DSCR (A Note):                1.50x
---------------------------------------------------------------------------------------------------------
Reserves:                     Springing (if DSCR falls below 1.25x or an event of default occurs, lockbox will be established for tenant improvements, leasing commissions, operating expenses and replacement reserves)
---------------------------------------------------------------------------------------------------------
Lockbox:                      Hard for debt service, tax and insurance; Springing for reserves
=========================================================================================================

(1)   Based on 2/1/00 rent roll.
(2) There is also additional collateral in the form of $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain conditions.


                                  Page 9 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

=========================================================================================================
                                         WESTFIELD PORTFOLIO LOAN
=========================================================================================================
A Note Cut-Off Date Balance:  $99,000,000
---------------------------------------------------------------------------------------------------------
A Note Coupon:                TBD (weighted average of A & B Note is 8.177%)
---------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:   December 11, 2009
---------------------------------------------------------------------------------------------------------
Term to ARD:                  10 years
---------------------------------------------------------------------------------------------------------
Amortization:                 30 years; hyper-amortization commencing after the ARD
---------------------------------------------------------------------------------------------------------
Sponsor:                      Westfield America, Inc,
---------------------------------------------------------------------------------------------------------
Anchors:                      Macy's, Macy's Men's & Furniture, Target, Burlington Coat Factory and
                              Mervyn's
---------------------------------------------------------------------------------------------------------
Property:                     Downtown Plaza, a 1,191,347 square foot regional shopping mall, and
                              Eastland Center, an 860,322 square foot power center. Total GLA: 2,051,669 square feet of GLA
---------------------------------------------------------------------------------------------------------
Location:                     California
---------------------------------------------------------------------------------------------------------
1999 In-Line Sales/SF:        Overall: $312; Downtown Plaza: $331; Eastland Center: $207
---------------------------------------------------------------------------------------------------------
In-Line Cost of Occupancy:    Overall: 11.9%; Downtown Plaza: 13.4%; Eastland Center: 3.7%
---------------------------------------------------------------------------------------------------------
Overall Occupancy(1):         Overall: 95.9 %; Downtown Plaza: 94.2%; Eastland Center: 100.0%
---------------------------------------------------------------------------------------------------------
Value:                        $230.2 million
---------------------------------------------------------------------------------------------------------
LTV (A Note):                 43.0%
---------------------------------------------------------------------------------------------------------
DSCR (A Note):                1.94x
---------------------------------------------------------------------------------------------------------
Reserves:                     Springing (if DSCR falls below 1.25x or if an event of default occurs, lockbox will be established for replacement reserves, leasing commissions, tenant improvements, and operating expenses)
---------------------------------------------------------------------------------------------------------
Lockbox:                      Hard for debt service, tax and insurance; Springing for reserves
=========================================================================================================

(1) Based on 2/1/00 rent roll and including new lease with Home Life dated April 2000.

=========================================================================================================
                                      SANGERTOWN SQUARE MALL LOAN
=========================================================================================================
A Note Cut-Off Date Balance:  $62,145,749
---------------------------------------------------------------------------------------------------------
A Note Coupon:                TBD (weighted average of A & B Note is 8.820%)
---------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:   December 1, 2009
---------------------------------------------------------------------------------------------------------
Term to ARD:                  10 years
---------------------------------------------------------------------------------------------------------
Amortization:                 30 years; hyper-amortization commencing after the ARD
---------------------------------------------------------------------------------------------------------
Sponsor:                      The Pyramid Companies
---------------------------------------------------------------------------------------------------------
Anchors:                      Sears, Kaufmann's, JC Penney and Bradlees
---------------------------------------------------------------------------------------------------------
Property:                     855,360 square foot, fully enclosed regional mall
---------------------------------------------------------------------------------------------------------
Location:                     New Hartford, New York
---------------------------------------------------------------------------------------------------------
1999 In-Line Sales/SF:        $370
---------------------------------------------------------------------------------------------------------
In-Line Cost of Occupancy:    11.6%
---------------------------------------------------------------------------------------------------------
Occupancy:                    93.7%(1)
---------------------------------------------------------------------------------------------------------
Value:                        $152.0 million
---------------------------------------------------------------------------------------------------------
LTV (A Note):                 40.9%
---------------------------------------------------------------------------------------------------------
DSCR (A Note):                1.76x
---------------------------------------------------------------------------------------------------------
                              Replacement: $175,000/year; Tenant Rollover: $200,000/year; Renovation:
                              $2,000,000(2); Tax & Insurance: Funded monthly based on estimated annual
Reserves:                     expenses; Debt Service: One month of debt service(3)
---------------------------------------------------------------------------------------------------------
Lockbox:                      Hard
=========================================================================================================

(1)   Based on 2/00 rent roll.
(2) In the event that the borrower has not substantially completed a major renovation of the property by 12/1/08, borrower will be required to establish such renovation reserve.
(3) Subject to release based on achievement of certain NOI tests (trailing 12 months NOI should at least be $11.3 million).


                                  Page 10 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

            The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield, converting from semi-annual to monthly pay, of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their anticipated repayment dates.

            A portion of any collected prepayment premium will be paid on the Class of Principal Balance Certificates senior to the Class J Certificates then receiving principal based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

            DISCOUNT RATE FRACTION METHODOLOGY:
            Mortgage Loan Characteristics of Mortgage Loan being prepaid:
                          Balance                             $10,000,000
                          Coupon                              8.00%
                          Maturity                            10 years
            Treasury Rate (monthly)                           6.50%
            Certificate Characteristics
                          Class A-1 Coupon                    7.50%
            Discount Rate Fraction Example:

            =======================================================================================
                                                             Class A-1               Class X
                                                            Certificates          Certificates
            =======================================================================================
            Principal Payment                               $10,000,000                N/A
            ---------------------------------------------------------------------------------------
            Discount Rate Fraction Calculation
            (Class A-1 Coupon - Reinvestment Yield) /     (7.50% - 6.50%) /     (100.0% - 66.7%) =
            (Gross Mortgage Rate - Reinvestment  Yield) = (8.00% - 6.50%) =            33.3%
            Discount Rate Fraction =                           66.7%
            ---------------------------------------------------------------------------------------
            % of Premium Allocated to Classes:                 66.7%                  33.3%
            =======================================================================================

ANTICIPATED REPAYMENT DATE LOANS:
            Mortgage Loans representing 53.8% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property, as determined in the related Mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.


                                  Page 11 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

DETAILED MONTHLY INVESTOR REPORTING:
                   Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                                 Name of Report                               Description (information provided)
            ----------------------------------------------------------------------------------------------------------------------
               1     Remittance Report                        Principal and interest distributions, principal balances
            ----------------------------------------------------------------------------------------------------------------------
               2     Mortgage Loan Status Report              Portfolio stratifications
            ----------------------------------------------------------------------------------------------------------------------
               3     Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
            ----------------------------------------------------------------------------------------------------------------------
               4     Delinquent Loan Status Report            Listing of delinquent mortgage loans
            ----------------------------------------------------------------------------------------------------------------------
               5     Historical Loan Modification Report      Information on modified mortgage loans
            ----------------------------------------------------------------------------------------------------------------------
               6     Historical Loss Estimate Report          Liquidation proceeds, expenses, and realized losses
            ----------------------------------------------------------------------------------------------------------------------
               7     REO Status Report                        NOI and value of REO
            ----------------------------------------------------------------------------------------------------------------------
               8     Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
            ----------------------------------------------------------------------------------------------------------------------
               9     Loan Payment Notification Report         Listing of loans where borrower has requested a pay-off statement

ADVANCING:         The Master Servicer will be obligated to make advances of
                   scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                   Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS: The Controlling Class will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of each Mortgage Loan with a Cut-Off Date Balance in excess of $50 million, for so long as the principal amount of the corresponding B Note, net of any existing related Appraisal Reduction Amount, is at least 50% of the original principal amount of such B Note, the holder of such B Note will have the right to direct or advise the Special Servicer with respect to special servicing actions for such Mortgage Loan and the corresponding B Note.


                                  Page 12 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

            GENERAL CHARACTERISTICS
==============================================
       Characteristics
==============================================
    Initial Pool Balance       $1,306,897,052
----------------------------------------------
       Number of Loans              173
----------------------------------------------
          Gross WAC                8.336%
----------------------------------------------
       Original WAM(1)           114 months
----------------------------------------------
      Remaining WAM(1)           110 months
----------------------------------------------
    Average Loan Balance         $7,554,318
----------------------------------------------
  Weighted Average DSCR(2)         1.45x
----------------------------------------------
WA Cut-Off Date LTV Ratio(2)       63.0%
----------------------------------------------
 WA LTV at Maturity/ARD(2,3)       57.1%
----------------------------------------------
    Geographic Diversity         30 states
----------------------------------------------
    Balloon or ARD Loans           98.1%
==============================================

(1)   Assumes ARD loans mature on their Anticipated Repayment Dates.
(2)   Excludes CTL loans.
(3)   Includes fully amortizing loans other than CTL loans.

              PROPERTY TYPES
===========================================
                        % of Initial Pool
    Property Types           Balance
===========================================
        Retail                 50.9%
-------------------------------------------
        Office                 21.9
-------------------------------------------
     Multifamily*              14.0
-------------------------------------------
 Industrial/Warehouse           4.3
-------------------------------------------
   Mobile Home Park             2.9
-------------------------------------------
         CTL                    2.4
-------------------------------------------
        Hotel                   2.0
-------------------------------------------
     Self Storage               1.1
-------------------------------------------
      Mixed Use                 0.5
===========================================
        Total:                100.0%
===========================================

* Includes Senior Housing.

                                                    DEAL SUMMARY BY PROPERTY TYPE
====================================================================================================================================
                                                  % of
                                 Aggregate       Initial      Average      Gross      Rem.                        WA
                       # of     Cut-off Date      Pool      Cut-off Date    WAC       WAM        WA     WA      Occupancy    Balloon
     Property Type     Loans    Balance ($)      Balance     Balance ($)    (%)      (mos)(1)  LTV(2)  DSCR(2)  Rate (%)(3)     %
====================================================================================================================================
Retail                   40     $665,479,743      50.9%     $16,636,994    8.222%     107       56.8%   1.58x     97.22%      25.40%
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall         4      432,675,239      33.1      108,168,810    8.120      103       48.6    1.71      96.99        0.00
------------------------------------------------------------------------------------------------------------------------------------
    Anchored             24      185,521,585      14.2        7,730,066    8.372      118       72.8    1.33      97.56       65.61
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored           12       47,282,920       3.6        3,940,243    8.567      102       69.4    1.32      97.96      100.00
------------------------------------------------------------------------------------------------------------------------------------
Office                   30      285,751,898      21.9        9,525,063    8.474      109       68.1    1.29      93.14       45.84
------------------------------------------------------------------------------------------------------------------------------------
Multifamily(4)           54      182,480,304      14.0        3,379,265    8.365      110       74.3    1.31      95.96       79.99
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'house       14       56,776,866       4.3        4,055,490    8.446      101       70.7    1.34      98.82       84.65
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park         17       37,331,228       2.9        2,195,955    8.195      105       67.5    1.40      95.75      100.00
------------------------------------------------------------------------------------------------------------------------------------
CTL                       7       31,991,110       2.4        4,570,159    8.521      217      N/A      N/A      100.00       24.21
------------------------------------------------------------------------------------------------------------------------------------
Hotel                     6       26,727,140       2.0        4,454,523    8.870      102       59.3    1.58       N/A        91.31
------------------------------------------------------------------------------------------------------------------------------------
    Limited Service       5       15,356,169       1.2        3,071,234    8.937      118       55.7    1.72       N/A        84.87
------------------------------------------------------------------------------------------------------------------------------------
    Full Service          1       11,370,971       0.9       11,370,971    8.780       81       64.2    1.40       N/A       100.00
------------------------------------------------------------------------------------------------------------------------------------
Self Storage              2       13,988,507       1.1        6,994,253    8.831       60       73.4    1.31      86.27      100.00
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                 3        6,370,255       0.5        2,123,418    8.814       84       48.3    1.37      77.35       42.38
====================================================================================================================================
Total/Avg/Wtd.Avg:      173   $1,306,897,052     100.0%      $7,554,318    8.336%     110       63.0%   1.45x     96.01%      44.39%
====================================================================================================================================

(1)   Assumes ARD loans mature on their Anticipated Repayment Dates
(2)   Excludes credit tenant lease loans.
(3)   Excludes hotels.
(4)   Includes Senior Housing.


                                  Page 13 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

             LOAN SIZE DISTRIBUTION
=================================================
   Cut-Off Date Balance      # of   % of Initial
        Ranges ($)          Loans   Pool Balance
=================================================
       0 - 2,000,000          49        4.01%
-------------------------------------------------
  2,000,001 - 6,000,000       78       21.52
-------------------------------------------------
  6,000,001 - 10,000,000      18       11.32
-------------------------------------------------
 10,000,001 - 14,000,000      12       11.05
-------------------------------------------------
 14,000,001 - 18,000,000      6         7.44
-------------------------------------------------
 18,000,001 - 24,000,000      3         4.78
-------------------------------------------------
 24,000,001 - 36,000,000      2         3.99
-------------------------------------------------
 36,000,001 - 58,000,000      1         2.78
-------------------------------------------------
 58,000,001 - 66,000,000      1         4.76
-------------------------------------------------
 66,000,001 - 138,000,000     2        16.99
-------------------------------------------------
138,000,001 - 149,000,000     1        11.36
=================================================
          Total:             173      100.00%
=================================================
Min.: $298,955
Max.: $148,497,918
Avg.: $7,554,318

            GROSS RATE DISTRIBUTION
===============================================
   Gross Rate Ranges      # of    % of Initial
          (%)             Loans   Pool Balance
===============================================
     7.251 - 7.500          3          1.59%
-----------------------------------------------
     7.501 - 7.750          4         11.96
-----------------------------------------------
     7.751 - 8.000          8          7.86
-----------------------------------------------
     8.001 - 8.250         35         21.65
-----------------------------------------------
     8.251 - 8.500         38         21.49
-----------------------------------------------
     8.501 - 8.750         40         15.51
-----------------------------------------------
     8.751 - 9.000         28         13.14
-----------------------------------------------
     9.001 - 9.250         12          6.46
-----------------------------------------------
     9.251 - 9.500          3          0.15
-----------------------------------------------
     9.501 - 9.750          2          0.21
===============================================
        Total:             173       100.00%
===============================================
Min.: 7.430%
Max.: 9.750%
Wtd. Avg.:8.336%

         REMAINING TERM TO MATURITY(1)
=================================================
                             # of   % of Initial
          Months            Loans   Pool Balance
=================================================
         49 - 60              12        5.50%
-------------------------------------------------
         73 - 84              10       15.66
-------------------------------------------------
        109 - 120            144       75.91
-------------------------------------------------
        121 - 132             1         0.94
-------------------------------------------------
        229 - 240             6         1.99
=================================================
          Total:             173      100.00%
=================================================
(1)   Assumes ARD Loans mature on their Anticipated Repayment Dates.
Min.: 50 months
Max.: 240 months
Wtd. Avg.: 110 months

        REMAINING AMORTIZATION TERM(1)
===============================================
                          # of    % of Initial
        Months            Loans   Pool Balance
===============================================
        0 - 156             4          1.39%
-----------------------------------------------
       229 - 276           11          3.77
-----------------------------------------------
       289 - 300           30         17.45
-----------------------------------------------
       313 - 336            2          0.97
-----------------------------------------------
       349 - 360           126        76.42
===============================================
        Total:             173       100.00%
===============================================
(1)   Assumes ARD Loans mature on their Anticipated Repayment Dates
Min.: 0 months
Max.: 360 months
Wtd. Avg.: 341 months


                                  Page 14 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

     DEBT SERVICE COVERAGE RATIOS (DSCR)(1)
=================================================
      Cut-Off Date          # of   % of Initial
     DSCR Ranges (x)       Loans   Pool Balance
=================================================
       1.20 - 1.24           24       17.00%
-------------------------------------------------
       1.25 - 1.29           47       20.09
-------------------------------------------------
       1.30 - 1.34           27       10.83
-------------------------------------------------
       1.35 - 1.39           21        8.52
-------------------------------------------------
       1.40 - 1.49           20       13.79
-------------------------------------------------
       1.50 - 1.69           17        2.68
-------------------------------------------------
       1.70 - 1.79           6        18.72
-------------------------------------------------
       1.80 - 2.59           4         8.38
=================================================
         Total:             166      100.00%
=================================================
(1)   Excludes CTL loans.
Min.: 1.20x
Max.: 2.43x
Wtd. Avg.:1.45x

        LOAN TO VALUE RATIOS (LTV)(1)
===============================================
     Cut-Off Date        # of    % of Initial
    LTV Ranges (%)       Loans   Pool Balance
===============================================
   30.001 - 45.000         4         12.99%
-----------------------------------------------
   45.001 - 50.000         5         12.37
-----------------------------------------------
   50.001 - 55.000         7          1.42
-----------------------------------------------
   55.001 - 60.000        15         15.27
-----------------------------------------------
   60.001 - 65.000         9          6.64
-----------------------------------------------
   65.001 - 70.000        27          8.20
-----------------------------------------------
   70.001 - 75.000        61         25.32
-----------------------------------------------
   75.001 - 80.000        38         17.78
===============================================
        Total:           166        100.00%
===============================================
(1)   Excludes CTL loans.
Min.: 33.4%
Max.: 79.9%
Wtd. Avg.: 63.0%

               OCCUPANCY RATES(1)
=================================================
 Cut-Off Date Occupancy     # of   % of Initial
        Ranges (%)         Loans   Pool Balance
=================================================
      70.01 - 75.00          1         0.17%
-------------------------------------------------
      75.01 - 80.00          2         1.58
-------------------------------------------------
      80.01 - 85.00          4         2.48
-------------------------------------------------
      85.01 - 90.00          6         3.06
-------------------------------------------------
      90.01 - 95.00          37       23.57
-------------------------------------------------
        95.01 >=            117       69.14
=================================================
         Total:             167      100.00%
=================================================
(1)   Excluding hotels.
Min.:71.9%
Max.: 100.0%
Wtd. Avg.:96.0%

      MATURITY DATE/ARD LOAN TO VALUE(1)
===============================================
 Cut-Off Date Balloon    # of    % of Initial
    LTV Ranges (%)       Loans   Pool Balance
===============================================
   30.001 - 40.000         5         13.09%
-----------------------------------------------
   40.001 - 45.000         1          0.19
-----------------------------------------------
   45.001 - 50.000        15         15.19
-----------------------------------------------
   50.001 - 55.000        13         14.91
-----------------------------------------------
   55.001 - 60.000        19          8.46
-----------------------------------------------
   60.001 - 65.000        28          9.04
-----------------------------------------------
   65.001 - 70.000        57         26.68
-----------------------------------------------
   70.001 - 75.000        27         11.30
-----------------------------------------------
   75.001 - 80.000         1          1.16
===============================================
        Total:           166        100.00%
===============================================
(1)   Excludes CTL loans but includes other fully amortizing loans.
Min.: 30.6%
Max.:75.0 %
Wtd. Avg.: 57.1%


                                  Page 15 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             GEOGRAPHIC DISTRIBUTION

=================================================
                            # of   % of Initial
          State            Loans   Pool Balance
=================================================
       California            17       15.19%
-------------------------------------------------
        New York             25       14.47
-------------------------------------------------
        Maryland             9        14.46
-------------------------------------------------
        Colorado             3        12.62
-------------------------------------------------
          Texas              26        7.74
-------------------------------------------------
       New Jersey            13        5.75
-------------------------------------------------
         Georgia             6         5.00
-------------------------------------------------
       Mississippi           3         3.15
-------------------------------------------------
     North Carolina          6         3.04
-------------------------------------------------
         Florida             14        2.68
-------------------------------------------------
        Illinois             3         2.39
-------------------------------------------------
       Connecticut           7         2.36
-------------------------------------------------
        Louisiana            2         1.72
-------------------------------------------------
      Massachusetts          3         1.34
-------------------------------------------------
      Pennsylvania           9         1.09
=================================================

===============================================
                         # of    % of Initial
        State            Loans   Pool Balance
===============================================
       Arizona             6          1.07
-----------------------------------------------
       Alabama             2          0.89
-----------------------------------------------
        Nevada             1          0.83
-----------------------------------------------
      Minnesota            1          0.82
-----------------------------------------------
       Arkansas            2          0.62
-----------------------------------------------
       Indiana             2          0.60
-----------------------------------------------
    South Carolina         3          0.45
-----------------------------------------------
    New Hampshire          2          0.28
-----------------------------------------------
         Utah              1          0.26
-----------------------------------------------
       Oklahoma            1          0.25
-----------------------------------------------
       Michigan            1          0.25
-----------------------------------------------
      Washington           2          0.19
-----------------------------------------------
      Tennessee            1          0.18
-----------------------------------------------
        Oregon             1          0.18
-----------------------------------------------
         Ohio              1          0.14
===============================================
        Total:            173       100.00%
===============================================

                                  AMORTIZATION

             =======================================================
                                     Number        % of Initial
                  Loan Type         Of Loans       Pool Balance
             =======================================================
                   ARD Loan            30             53.8%
             -------------------------------------------------------
                   Balloon            138             44.4
             -------------------------------------------------------
               Fully Amortizing        5              1.9
             =======================================================
                    Total:            173            100.0%
             =======================================================


                                  Page 16 of 16
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).